UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2022

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 8, 2022, Augmedix Operating Corp. (the “Subsidiary”), a wholly-owned subsidiary of Augmedix, Inc., entered into Statement of Work No. 4 (“SOW No. 4”) with IDS Infotech Ltd. (“IDS”), pursuant to the Master Services Agreement, dated October 1, 2019, by and between the Subsidiary and IDS. SOW No. 4, among other things, terminates and replaces previous Statement of Work No. 3, dated August 1, 2021, by and between the Subsidiary and IDS, provides for an initial term of twelve (12) months beginning on the effective date of SOW No. 4, provides for the provision of remote medical documentation and clinical support services by IDS in accordance with SOW No. 4, and incorporates Augmedix Notes as a permanent part of the services provided by IDS.

On July 11, 2022 the Subsidiary entered into a Statement of Work No. 3 (“SOW No. 3”) with Infosense Technologies, Pvt. Ltd. (“Infosense”), pursuant to the Master Services Agreement, dated February 1, 2018, by and between the Subsidiary and Infosense. SOW No. 3, among other things, terminates and replaces previous Statement of Work No. 2, dated July 1, 2020, by and between the Subsidiary and Infosense, provides for an initial term of twelve (12) months beginning on the effective date of SOW No. 3, provides for the provision of remote medical documentation and clinical support services by Infosense in accordance with SOW No. 3, and incorporates Augmedix Notes as a permanent part of the services provided by Infosense.

Copies of SOW No. 4 and SOW No. 3, respectively, are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of SOW No. 4 and SOW No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of SOW No. 4 and SOW No. 3.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Statement of Work No. 4 by and between Augmedix Operating Corp. and IDS Infotech Ltd.
10.2*	Statement of Work No. 3 by and between Augmedix Operating Corp. and Infosense Technologies, Pvt. Ltd.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: July 13, 2022	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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